UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Special Opportunities Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No Fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

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Special Opportunities Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 30, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 30, 2014: The Notice of Annual Meeting of Stockholders and Proxy Statement are Available on the Internet at www.specialopportunitiesfundinc.com.

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock (the “Stockholders”) of Special Opportunities Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 30, 2014 at 1:00 PM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the following purposes:

(1)
To elect five Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock, to serve until the Fund’s next Annual Meeting of Stockholders in 2015 and until their successors have been duly elected and qualified;

(2)
To instruct Bulldog Investors, LLC, the investment adviser to the Fund (the “Adviser”), to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value;

(3)	To approve an amendment to the Fund’s Amended and Restated By-Laws regarding claims that may be brought by a stockholder against the Fund, its officers and directors; and

(4)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on November 18, 2014 as the record date for the determination of Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

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Copies of the Fund’s most recent annual and semi-annual report may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.  The Fund’s most recent semi-annual report was mailed to Stockholders on August 30, 2014.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s common stock at the close of business on November 18, 2014.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting.  You may obtain directions to the offices of U.S. Bancorp Fund Services, LLC by contacting U.S. Bancorp Fund Services, LLC directly at 1-877-607-0414.

By Order of the Board of Directors,

Phillip Goldstein
Chairman of the Board

[_______], 2014

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN,
DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED
REPLY ENVELOPE.  YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate accounts	Valid Signature
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, Trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, Partner
(2) Smith and Jones, limited partnership	Jane B. Smith, General Partner

Trust accounts
(1) ABC trust account	Jane B. Doe, Trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SPECIAL OPPORTUNITIES FUND, INC.

615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 30, 2014

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Special Opportunities Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 30, 2014, at 1:00 PM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and at any and all adjournments or postponements thereof.  A form of proxy for each of the holders of shares of the Fund’s common stock (the “Stockholders”) is enclosed herewith.  This Proxy Statement and accompanying forms of proxy are being first mailed to Stockholders on or about November 25, 2014.

The presence, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of capital stock of the Fund on the record date, November 18, 2014) is necessary to constitute a quorum for the transaction of business.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  A Stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Stockholders can vote by Internet by going to the following website address, www.proxyvote.com; by telephone by calling 1-800-454-8683; or by mail by completing the proxy card and returning it in the envelope provided.  If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.  To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” the election of the nominees for Director, “FOR” the authorization of the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value) and “FOR” the approval of an amendment to the Fund’s Amended and Restated By-Laws regarding claims that may be brought by a stockholder against the Fund, its officers and directors.

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In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal.  Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval (i.e., Proposal 1) or on a proposal which requires a majority of the votes validly cast (i.e., Proposal 2 and Proposal 3).  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of the Fund’s common stock of record on the close of business on November 18, 2014 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to one vote per share of common stock so held.  On November 18, 2014, there were 10,165,454 shares of the Fund’s common stock issued and outstanding.  The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent semi-annual report for the period ended June 30, 2014 and the Fund’s most recent annual report for the fiscal year ended December 31, 2013 may be obtained by visiting the Fund’s website at www.specialopportunitiesfundinc.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s most recent semi-annual report was mailed to Stockholders on August 30, 2014.

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Required Vote for Adoption of Proposals.

Proposal 1 (to elect five Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock, to serve until the Fund’s next Annual Meeting of Stockholders in 2015 and until their successors have been duly elected and qualified) requires the affirmative vote of a plurality of the votes cast at the Meeting by the holders of the Fund’s common stock, in person or by proxy, on such Proposal, provided a quorum is present.

Proposal 2 (to instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value) requires the affirmative vote of a majority of the votes validly cast.

Proposal 3 (to approve an amendment to the Fund’s Amended and Restated By-Laws to limit when a Stockholder can bring a claim against the Fund, its officers and its directors) requires the affirmative vote of a majority of the votes cast at the Meeting (which exclude abstentions and broker non-votes) by the holders of the Fund’s common stock, in person or by proxy, on such Proposal, provided a quorum is present.

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PROPOSAL 1:  TO ELECT FIVE DIRECTORS TO THE FUND’S BOARD OF
DIRECTORS, TO BE ELECTED BY THE HOLDERS OF THE FUND’S COMMON
STOCK, TO SERVE UNTIL THE FUND’S NEXT ANNUAL MEETING OF
STOCKHOLDERS IN 2015 AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY
ELECTED AND QUALIFIED

The Board of Directors is ordinarily comprised of six Directors.  Proposal 1 relates to the election of five Directors, which Directors are to be elected by the holders of the Fund’s common stock (the “Stockholders”).  The Board of Directors has nominated Andrew Dakos, Gerald Hellerman, Charles Walden, Philip Goldstein and Ben Harris to be elected by the Stockholders.  Each of Messrs. Dakos, Hellerman, Walden, Goldstein and Harris currently serves on the Board of Directors.  At the previous annual meeting, Messrs. Goldstein and Harris had been elected by the Fund’s preferred stockholders.  Following the redemption of the Fund’s preferred stock, Messrs. Goldstein and Harris were nominated to be elected by the Stockholders of the Fund.  Additionally, James Chadwick, who was last elected as a Director at the pervious annual meeting, resigned for personal reasons on October 26, 2014, and therefore will not be standing for re-election.  Mr. Chadwick’s resignation has created a vacancy on the Fund’s Board of Directors, which the Board of Directors intends to fill in due course.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each of Messrs. Dakos, Hellerman, Walden, Goldstein and Harris shall be elected by a plurality of the shares of common stock voting at the Meeting.

At the Meeting, the Stockholders will be asked to vote for the election of Messrs. Dakos, Hellerman, Walden, Goldstein and Harris.  If elected, Messrs. Dakos, Hellerman, Walden, Goldstein and Harris will each serve until the Fund’s next Annual Meeting of Stockholders in 2015 or thereafter until each of their respective successors are duly elected and qualified.  If elected, Messrs. Dakos, Hellerman, Walden, Goldstein and Harris have each consented to serve as Director of the Fund until his successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Messrs. Dakos, Hellerman, Walden, Goldstein and Harris.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Messrs. Dakos, Hellerman, Walden, Goldstein and Harris should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Messrs. Dakos, Hellerman, Walden, Goldstein and Harris must each be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the Stockholders, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Director.

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Directors and Officers

Set forth below are the Directors, nominees for Directors and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at November 18, 2014.  Messrs. Harris and Walden are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).  Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act (an “Interested Director”) because he serves as the Fund’s Chief Compliance Officer; however, he is not considered to be an “interested person” of the Adviser.  Messrs. Dakos and Goldstein are each considered Interested Directors because of their affiliation with the Adviser and their positions as officers of the Fund.  In the past 10 years there have been no legal proceedings against any of the directors, nominees or officers and none that are pending.

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director During the Past 5 Years
INTERESTED DIRECTOR NOMINEES
Andrew Dakos*** (48)	President as of October 2009.	1 year; Since 2009	Member, of the Adviser since 2009; Chief Compliance Officer of the Adviser from 2009-2012; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds.	1	Director, The Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation (until 2013); Director, Imperial Holdings, Inc.
Phillip Goldstein*** (69)	Chairman and Secretary as of October 2009.	1 year; Since 2009	Member of the Adviser since 2009; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds.	1
Chairman, Mexico Equity and Income Fund, Inc.; Chairman, Brantley Capital Corporation (until 2013); Director, ASA Ltd. (until 2013); Director, MVC Capital, Inc.; Director, Imperial Holdings, Inc.; Director, Korea Equity and Income Fund, Inc. (until 2012).

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Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director During the Past 5 Years
INTERESTED DIRECTOR NOMINEES
Gerald Hellerman**** (77)	Chief Compliance Officer as of January 2010.	1 year; Since 2009	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which has terminated activities as of December 31, 2013).	1
Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation (until 2013); Director, MVC Capital, Inc.; Director, Ironsides Partners Opportunity Offshore Fund Ltd.; Director, Imperial Holdings, Inc.; Director, Old Mutual Absolute Return and Emerging Managers Fund Complex (until 2011); Director, TM Entertainment and Media, Inc. (until 2009); Director, AirNet Systems, Inc. (until 2008).

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INDEPENDENT DIRECTOR NOMINEES
Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director During the Past 5 Years
Ben H. Harris (45)	Independent Director	1 year; Since 2009	Principal and Director of NHI II, LLC and NBC Bancshares, LLC.	1	None
Charles C. Walden (70)	Independent Director	1 year; Since 2009	President and Owner of Sound Capital Associates, LLC (consulting firm).	1	Lead Trustee, Third Avenue Funds (fund complex consisting of five funds and one variable series trust).

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OFFICERS

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Andrew Dakos (see biography above)	President	--	--
Rajeev Das (45)	Vice-President and Treasurer as of October 2009	1 year; Since 2009	Principal of the Adviser since 2009
Thomas Antonucci *** (45)	Chief Financial Officer	Since January 2014	Director of Operations at Bulldog Investors since November 2006.
Phillip Goldstein (see biography above)	Chairman and Secretary	--	--
Gerald Hellerman (see biography above)	Chief Compliance Officer	--	--
*	The address for all Directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board currently does not have a formal diversity policy in place.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of November 18, 2014 indicating the specific experience, skills, attributes and qualifications of each Director which led to the Board’s determination that the Director should serve in this capacity is provided below.

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Andrew Dakos.
Mr. Dakos has been the President and a Director of SPE since 2009. He is also a Member of the Adviser.  Mr. Dakos has over 15 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of seven private investment partnerships.  Mr. Dakos is also a director of one other closed-end fund and a specialty finance company.

Phillip Goldstein.
Mr. Goldstein has been the Chairman of the Board and the Secretary of SPE since 2009.  He is also a Member of the Adviser.  Mr. Goldstein has over 20 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of seven private investment partnerships.  Mr. Goldstein is also a director of one other closed-end fund, one business development company and a specialty finance company.

Ben H. Harris.
Mr. Harris has been a Director of SPE since 2009.  He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings.  In addition to the Funds, Mr. Harris is currently a director of ten private companies.

Gerald Hellerman.
Mr. Hellerman has been a Director of SPE since 2009 and its Chief Compliance Officer since January 2010.  Mr. Hellerman has more then 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant during the period from 1993 to 2014.

Charles C. Walden.
Mr. Walden has been a Director of SPE since 2009.  He has over 40 years of experience in investments, including 30 years experience as a chief investment officer in the life insurance industry.  He has served on the board of directors of mutual funds for over 15 years, including the investment committees of a healthcare system and a religious diocese.  Mr. Walden is a Chartered Financial Analyst.

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Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure. The Board currently consists of five individuals, two of whom are Interested Directors of the Adviser, and one of whom is an Interested Director of the Fund but not of the Adviser.  The Board currently has a vacancy due to the resignation of Mr. Chadwick.  The Chairman of the Board, Mr. Goldstein, is an Interested Director and is the Secretary of the Fund and is a principal of the Adviser.  The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  Based on each Director’s experience and expertise with closed-end funds the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.  The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  The Board does not have a standing compensation committee.  Currently, each Independent Director receives an annual retainer equal to $30,000 for serving as a Director and attending the quarterly meetings of the Board, paid quarterly in advance, plus $1,000 for each special Board meeting attended in person (or $500 if attended by telephone).  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nominating and Corporate Governance Chairman will receive $2,000.  Each Independent Director is entitled to receive such compensation for any partial quarter for which he serves.

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Directors who are “interested persons” of the Adviser will not receive any compensation for their services as Directors.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.  The table below details the amount of compensation the Fund’s Directors received from the Fund during the time period from January 1, 2014 to October 31, 2014.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors**
Independent Directors
James Chadwick*	$25,500	None	None	$25,500
Ben Hormel Harris	$26,250	None	None	$26,250
Charles C. Walden	$26,250	None	None	$26,250
Interested Directors
Andrew Dakos	None	None	None	None
Phillip Goldstein	None	None	None	None
Gerald Hellerman	$54,000***	None	None	$54,000***
*	Mr. Chadwick resigned as of October 26, 2014.
**	The Fund Complex is comprised of only the Fund.
***
In addition to his compensation as a Director, Mr. Hellerman received $36,000 from the Fund during the time period from January 1, 2014 to October 31, 2014 as compensation for service in his capacity as the Fund’s Chief Compliance Officer.

Code of Ethics.  The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements.  Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090.  Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership.  To the knowledge of the Fund’s management, as of November 18, 2014, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of November 18, 2014.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and principal officer:

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Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Ben H. Harris	Independent Director	Over $100,000	Over $100,000
Charles C. Walden	Independent Director	Over $100,000	Over $100,000
Andrew Dakos**	Interested Director, President	$50,001 - $100,000	$50,001 - $100,000
Phillip Goldstein**	Interested Director, Chairman and Secretary	Over $100,000	Over $100,000
Gerald Hellerman***	Interested Director, Chief Compliance Officer	Over $100,000	Over $100,000
Thomas Antonucci**	Chief Financial Officer	$0	$0
*	The Family of Investment Companies is comprised of only the Fund.
**
Messrs. Dakos, Goldstein and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

***	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer.

Director Transactions with Fund Affiliates.  As of December 31, 2013, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 FOR ELECTION OF EACH
OF THE NOMINEES FOR DIRECTOR.  ANY SIGNED BUT UNMARKED PROXIES
WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

133067.00100/7455691v.3

PROPOSAL 2: TO INSTRUCT THE ADVISER TO VOTE PROXIES RECEIVED BY
THE FUND FROM ANY CLOSED-END INVESTMENT COMPANY IN THE FUND’S
PORTFOLIO ON ANY PROPOSAL (INCLUDING THE ELECTION OF DIRECTORS)
IN A MANNER WHICH THE ADVISER REASONABLY DETERMINES IS LIKELY
TO FAVORABLY IMPACT THE DISCOUNT OF SUCH INVESTMENT COMPANY’S
MARKET PRICE AS COMPARED TO ITS NET ASSET VALUE.

Proposal 2 relates to the voting of proxies the Fund receives from closed-end investment companies in which it invests.  The Fund’s investments in the securities of other investment companies are made in compliance with Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”), by (i) limiting its investments so that not more than 3% of the total outstanding stock of any such investment company is owned by the Fund or any of the Fund’s affiliated persons and (ii) exercising its voting rights by proxy with respect to any such security purchased in the manner prescribed by subparagraph (E) by (a) authorizing the Adviser, pursuant to standing instructions approved annually by the Stockholders, to vote such proxies on any proposal in a manner in which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value and (b) where the Adviser determines that no such proposal will impact the discount of such investment company’s market price as compared to its net asset value, instructing the underlying closed-end investment company or its agent that the proxies it holds are to be voted in the same proportion as the vote of all other holders of such security (referred to as “mirror voting”).  Section 12(d)(1)(E) of the 1940 Act permits a fund to use mirror voting or to seek instructions from its stockholders with regard to the voting of all proxies with respect to investment company securities and vote all such proxies in accordance with such instructions.

Prior to March 2012, the Fund used mirror voting with regard to the voting of all proxies with respect to investment company securities.  At a meeting held on September 22, 2011, however, the Board concluded that under circumstances where the Fund’s proxy is sought regarding any proposal that is likely to favorably impact such investment company’s market price discount to its net asset value, it would be in the Fund’s and the Stockholders’ best interests to authorize the Adviser to determine how to vote on such proposal.  Consequently, at the annual meeting of the Stockholders held in December 2011, the Board put forth, and the Stockholders approved, a proposal to seek standing instructions from the Stockholders authorizing the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal in a manner in which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  On December 13, 2011, the Fund submitted an application for a declaratory order from the SEC that the Fund’s implementation of the proxy voting procedure approved by the Stockholders at the annual meeting would not cause the Fund to be in violation of Section 12(d)(1) of the 1940 Act.  The Fund stated in the application that it intended to implement the new proxy voting procedure on March 1, 2012 unless the SEC advised it otherwise.  On August 15, 2014, the SEC issued an order declaring that the Fund’s voting procedure did not satisfy Section 12(d)(1)(F) of the 1940 Act.  On October 1, 2014, the Fund filed an application for an order pursuant to Section 12(d)(1)(J) of the 1940 Act for an exemption from Section 12(d)(1)(A) of the 1940 Act relating to the purchase or acquisition of the voting stock of any investment company.  The Fund has determined that it will shadow vote all proxies for investment companies until it receives a favorable response from the SEC.

133067.00100/7455691v.3

The Board believes that, although not required, it would be best practice for the Board to continue to seek Stockholder approval of the aforementioned proxy voting procedure on an annual basis.  Therefore, Proposal 2 seeks authorization from the Stockholders that would serve as a standing instruction from the Stockholders to continue to vote proxies on any proposal that the Adviser reasonably determines is likely to favorably impact the discount of a closed-end investment company’s market price as compared to its net asset value.  Examples of such proposals include, but are not limited to, the election of directors, proposals to authorize such investment company to conduct a self-tender offer or to convert from a closed-end management investment company to an open-end management investment company.  From time to time, certain of these proposals may also be proposed by the Fund or by an affiliate of the Adviser.  Where the Adviser determines to vote on a proposal in accordance with the Stockholders’ standing instructions, it will vote on all proposals relating to such proxy.  However, where the Adviser determines that no proposal will impact the discount of a closed-end investment company’s market price as compared to its net asset value, the Adviser will continue to use mirror voting.

In seeking Stockholder approval of Proposal 2, the Fund believes that it is important to disclose to Stockholders that in September 2010, members of the staff of the Division of Investment Management of the SEC (the “Staff”) informed the Fund that they had concerns that the Fund might not be in compliance with the exemptive conditions of Section 12(d)(1)(F) of the 1940 Act because the Fund and certain private partnerships might be deemed to be under common control.  The Staff members based their concerns on certain public disclosures regarding the ownership and control of the Adviser by certain individuals who also own and control other entities that serve as the general partners and investment advisers to certain private investment partnerships that are excluded from the definition of an investment company by Section 3(c)(1) of the 1940 Act.  The Staff cited the SEC’s conclusion in In the Matter of Steadman Security Corp. (Exchange Act Release No. 13695; Investment Company Act Release No. 9830; Investment Advisers Act Release No. 593) (June 29, 1977), that “the investment adviser almost always controls the fund” in support of its position.

The Board, including all of the Independent Directors, and the Adviser reviewed the matter with their respective counsel and determined that they disagreed with the Staff’s position.  In December 2010, the Adviser and the Fund filed a joint request for a declaratory order from the SEC that the Adviser does not control the Fund, which, if granted, would resolve the Section 12(d)(l)(F) compliance issue raised by the Staff.  In March 2011, the Board and the Adviser made a determination that the joint request for a declaratory order should be deemed to have been temporarily granted under the provisions of Section 2(a)(9) of the 1940 Act because more than 60 days had elapsed since the date the request was filed with the SEC.  The Staff has advised the Board and the Adviser that it disagrees with such determination.  In June 2011, the Fund and the Adviser submitted a letter to the Staff requesting that the Staff re-evaluate its position regarding whether the Adviser should be deemed to control the Fund based on the recent decision by the U.S. Supreme Court in Janus Capital Group v. First Derivative Traders.  In Janus, the Court ruled that despite the “unique close relationship” between the fund and the adviser, the adviser did not control the fund.  Although the position is not free from doubt, the Fund and the Adviser and their respective counsel continue to believe that the Fund is in compliance with the exemptive conditions of Section 12(d)(l)(F) of the 1940 Act.

133067.00100/7455691v.3

Board Considerations.  At its Board meeting held on September 22, 2011, the Board considered a proposal to seek standing instructions from the Fund’s Stockholders authorizing the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal in a manner in which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  Representatives of the Adviser presented information regarding this proposal to the Board, including examples of proposals the Adviser would consider to have a reasonable likelihood of favorably impacting an investment company’s discount to net asset value.  The Board considered the Adviser’s assertion that the authority sought in the proposal was consistent with the Fund’s investment objective and strategy to invest in securities that the Adviser believes have opportunities for appreciation, including closed-end investment companies that trade at a market price discount from their net asset value.  The Adviser further asserted that the Fund’s then-existing policy of mirror voting the Fund’s shares of other closed-end investment companies had caused the Fund, from time to time, to vote a percentage of its shares contrary to the Fund’s and the Stockholders’ best interests.  The Board concurred with the Adviser that consistent with the Fund’s investment strategy, it was in the Fund’s and its Stockholders’ best interests to instruct the Adviser to vote proxies on proposals that it deems likely to impact a closed-end fund’s discount rather than utilize mirror voting.

The Board further considered the Adviser’s expertise in identifying opportunities for appreciation, including among closed-end investment companies, and that such expertise was an important factor considered when approving the Fund’s investment advisory contract with the Adviser in 2010.  The Board also noted the approval by the Stockholders of such investment advisory contract.  The Board noted the Adviser’s disclosure that it was possible that from time to time a proposal for which the Fund’s proxy is requested may be made by the Fund or by an affiliate of the Adviser.  The Board concluded that this did not preclude the Adviser’s ability to determine that such proposal was in the Fund’s and the Stockholders’ best interests and consistent with the Fund’s investment objective and strategy.

Based on all of these considerations, at the September 22, 2011 meeting, the Board concluded that it was in the Fund’s and the Stockholders’ best interests to authorize the Adviser to vote proxies received by the Fund on all proposals (including the election of directors) that the Adviser reasonably determines in its sole discretion is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

133067.00100/7455691v.3

In seeking Stockholder approval of this Proposal 2, the Board continues to believe that the aforementioned considerations which factored into the Board’s decision to seek Stockholder approval of the same proposal at the last annual meeting of Stockholders are just as applicable to the Fund now.  Furthermore, the Board continues to believe that it is in the Fund’s and the Stockholders’ best interests to authorize the Adviser to vote proxies received by the Fund on all proposals (including the election of directors) that the Adviser reasonably determines in its sole discretion is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  Therefore, the Board has determined to seek Stockholder approval of this Proposal 2.

Required Vote.  Approval of Proposal 2 requires the affirmative vote of a majority of the votes validly cast at the Meeting in person or by proxy, provided a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT
DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 TO PROVIDE
STANDING INSTRUCTIONS TO THE ADVISER TO VOTE PROXIES RECEIVED BY
THE FUND FROM ANY CLOSED-END INVESTMENT COMPANY IN THE FUND’S
PORTFOLIO ON ANY PROPOSAL (INCLUDING THE ELECTION OF DIRECTORS)
IN A MANNER WHICH THE ADVISER REASONABLY DETERMINES IS LIKELY
TO FAVORABLY IMPACT THE DISCOUNT OF SUCH INVESTMENT COMPANY’S
MARKET PRICE AS COMPARED TO ITS NET ASSET VALUE.  ANY SIGNED BUT
UNMARKED PROXIES WILL BE SO VOTED “FOR” PROPOSAL 2.

133067.00100/7455691v.3

PROPOSAL 3: TO APPROVE AN AMENDMENT TO THE FUND’S AMENDED
AND RESTATED BY-LAWS REGARGING CLAIMS THAT MAY BE BROUGHT BY
A STOCKHOLDER AGAINST THE FUND, ITS OFFICERS, AND ITS DIRECTORS

The Board of Directors recommends approval of an additional Article to the Fund’s Amended and Restated By-Laws (“By-Laws”) entitled “Representative Claims” to establish a minimum level of support required by a stockholder to initiate a claim in a court of law against the Fund, its directors and its officers.  The proposed amendment states:

Except where a private right of action at a lower threshold than that required by this By-Law is expressly authorized by applicable statute, a current or prior stockholder or group of stockholders (collectively, a “Claiming Stockholder”) may not initiate a claim in a court of law on behalf of (1) the Corporation and/or (2) any class of current and/or prior stockholders against the Corporation and/or against any director and/or officer of the Corporation in his or her official capacity, unless the Claiming Stockholder, no later than the date the claim is asserted, delivers to the Corporation written consents by beneficial stockholders owning at least 3% of the outstanding shares of the Corporation as of (i) the date the claim was discovered (or should have been discovered) by the Claiming Stockholder or (ii) if on behalf of a class consisting only of prior stockholders, the last date on which a stockholder must have held shares to be included in the class.

The Board of Directors has noticed a disturbing trend of lawsuits of dubious merit brought by a stockholder having a very small investment in a publicly traded company, purportedly on behalf of a class of stockholders or on behalf of the company, against the company, its directors, and its officers.  These lawsuits generally result in other stockholders receiving no meaningful benefit whereas they indirectly pay for the stockholder’s lawyer and the company’s lawyer.  In order to deter such lawsuits, the Board believes it is in the best interest of the Fund to require a stockholder claiming to represent a class of stockholders or the company to demonstrate a minimum level of stockholder support before filing a lawsuit.

The proposed amendment may affect the rights of stockholders, therefore, the Board of Directors believes it is desirable to seek stockholder approval of the aforementioned amendment, notwithstanding, pursuant to Article X, Section 1 of the Fund’s By-Laws, the Board of Directors has the right to amend the By-Laws by a majority vote of the entire Board.

The proposed amendment to the By-Laws was discussed at a meeting of the Board of Directors held on September 22, 2014.  On November 10, 2014, the Board of Directors of the Fund, by unanimous written consent pursuant to Article III, Section 11 of the Fund’s By-Laws approved, subject to stockholder approval, the aforementioned amendment to the By-Laws.

The Amended and Restated By-Laws are attached hereto in their entirety as Exhibit A and shall be immediately effective upon the approval of this Proposal by the stockholders.  The Board of Directors hereby submits the Amended and Restated By-Laws to the stockholders for their consideration and approval.

Required Vote.  The amendment to the By-Laws must be approved by a majority of the votes cast by holders of the outstanding shares of common stock, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the vote required for such amendment.

133067.00100/7455691v.3

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF THE FUND’S
COMMON STOCK VOTE “FOR” THE APPROVAL OF THE PROPOSED
AMENDMENT TO THE BY-LAWS.  ANY SIGNED BUT UNMARKED PROXIES WILL
BE SO VOTED “FOR” PROPOSAL 3.

133067.00100/7455691v.3

Additional Information about the Board of Directors

Board Meetings and Committees.

During the time period from January 1, 2014 to October 31, 2014, each present Director and nominee for Director attended at least 75% of the meetings of the Board and of the Committees of which he is a member, held since his respective election.  During the time period from January 1, 2014 to October 31, 2014, the Board met six times.

Audit Committee. The Board has established an Audit Committee that acts pursuant to a written charter (the “Audit Committee Charter”) and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors and the full Board; and (v) to act as liaison between the Fund’s independent auditors and the full Board.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The Audit Committee currently consists of Messrs. Harris and Walden.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  Mr. Walden is the Chairman of the Audit Committee. During the time period from January 1, 2014 to October 31, 2014, the Board’s Audit Committee met two times.

Nominating and Corporate Governance Committee. The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (the “Nominating and Corporate Governance Committee Charter”).  The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and selecting qualified individuals to become Board members and members of Board committees and developing, adopting and periodically monitoring and updating the Fund’s corporate governance principles and policies.

133067.00100/7455691v.3

The Nominating and Corporate Governance Committee currently consists of Messrs. Harris and Walden. Mr. Chadwick, until his resignation on October 26, 2014 served as the Chairman of the Nominating and Corporate Governance Committee.  The Committee intends to nominate a new Chairman in the near future.  None of the members is an “interested person” for purposes of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  During the time period from January 1, 2014 to October 31, 2014, the Board’s Nominating and Corporate Governance Committee met once.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, and that there are no specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for Director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by Stockholders if a vacancy occurs.  In order to recommend a nominee, a Stockholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The Stockholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Stockholders.  Stockholders can send other communications to the Board, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Valuation Committee.  The Board has also established a Valuation Committee.  Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities.  The Valuation Committee consists of the Board’s two Independent Directors, Messrs. Harris and Walden.  Mr. Harris serves as the Chairman of the Valuation Committee.  The Valuation Committee of SPE met three times during the time period from January 1, 2014 to October 31, 2014.

133067.00100/7455691v.3

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait, Weller”) audited the Fund’s financial statements for the fiscal year ended December 31, 2013 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

A representative of Tait, Weller is not expected to be present at the Meeting but will be present by telephone and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

Fees.  The following table sets forth the aggregate fees billed by Tait, Weller for the fiscal years ended December 31, 2013 and December 31, 2012 for professional services rendered to the Fund:

	Aggregate Total for Fiscal Year Ended December 31, 2013	Aggregate Total for Fiscal Year Ended December 31, 2012
Audit Fees	$40,750	$39,600
Audit-Related Fees	$2,000	$2,000
Tax Fees	$5,000	$5.000
All Other Fees	$0	$0

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Fees included in the “audit-related fees” category consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait, Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended December 31, 2012 and December 31, 2013, there were no fees billed by Tait, Weller for other services provided to the Fund.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Of the time expended by Tait, Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait, Weller’s full-time, permanent employees.

133067.00100/7455691v.3

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012, on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

All of the services performed by Tait, Weller, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

For the fiscal year ended December 31, 2013, the aggregate fees billed by Tait, Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

	December 31, 2013	December 31, 2012
Fund	$7,000	$7,000
Adviser	$0	$0

Audit Committee Pre-Approval

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report

The Audit Committee has met and held discussions with the Administrator and Tait, Weller.  Tait, Weller represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with the Administrator and Tait, Weller.  The Audit Committee also discussed with Tait, Weller matters required to be discussed by Statement on Auditing Standards No. 61.

Tait, Weller also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Tait, Weller its independence, in light of  the services Tait, Weller is providing.

133067.00100/7455691v.3

Based upon the Audit Committee’s discussion with the Administrator and Tait, Weller and the Audit Committee’s review of the representations of the Administrator and the report of Tait, Weller to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2013, filed with the SEC.

Respectfully submitted,

Ben Hormel Harris and
Charles C. Walden, Chairman

133067.00100/7455691v.3

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance.  Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) during the most recent fiscal year, and Forms 5 and amendments thereto furnished to the Fund with respect to the most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, person who, at any time during the fiscal year, was subject to Section 16 of the Exchange Act with respect to the Fund because of the requirements of Section 30 of the 1940 Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2013.

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of November 18, 2014, 5% or more of the common stock or preferred stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	1,040,007**	10.23%
Common Stock	Relative Value Partners, LLC 1033 Skoikie Blvd., Suite 470 Northbrook, IL 60062	1,459,057***	14.35%
*	Percent of class is based on the number of shares of common stock of the Fund outstanding as of November 7, 2014.
**	As reported to the SEC on Schedule 13G/A on February 14, 2014
***	As reported to the SEC on Schedule 13G on February 12, 2014.

Stockholder Proposals

The Meeting is an annual meeting of Stockholders.  Any Stockholder who wishes to submit proposals to be considered at the Fund’s next annual meeting of Stockholders in 2015 should send such proposals to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Stockholder proposals must be received by the Fund no later than the close of business on [____], 2015 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Amended and Restated Bylaws, as in effect from time to time.

In order for a stockholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the next 2015 annual meeting, such Stockholder must deliver a written notice of such proposal to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, no later than the close of business on [____], 2015.

133067.00100/7455691v.3

Stockholders are advised to review the Fund’s Amended and Restated Bylaws, which contains additional requirements about advance notice of stockholder proposals.

Solicitation of Proxies

Your vote is being solicited by the Directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 30, 2014: The Notice of Annual Meeting of
Stockholders and Proxy Statement are Available on the Internet at
www.specialopportunitiesfundinc.com.

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Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.

By order of the Board,

Phillip Goldstein
Chairman of the Board

[____], 2014

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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Exhibit A

SPECIAL OPPORTUNITIES FUND, INC.

A Maryland Corporation

AMENDED AND RESTATED BYLAWS

January _, 2014

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TABLE OF CONTENTS
Page

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ARTICLE V
OFFICERS
Section 1.	General	8
Section 2.	Election, Tenure and Qualifications	8
Section 3.	Vacancies and Newly Created Officers	8
Section 4.	Removal and Resignation	9
Section 5.	President	9
Section 6.	Chief Financial Officer	9
Section 7.	Vice President	9
Section 8.	Treasurer and Assistant Treasurers	9
Section 9.	Secretary and Assistant Secretaries	10
Section 10.	Subordinate Officers	10
Section 11.	Remuneration	10
Section 12.	Surety Bond	10
ARTICLE VI
CAPITAL STOCK
Section 1.	Certificates of Stock	11
Section 2.	Transfer of Shares	11
Section 3.	Stock-Ledgers	11
Section 4.	Transfer Agents and Registrars	11
Section 5.	Fixing of Record Date	12
Section 6.	Lost, Stolen or Destroyed Certificates	12
ARTICLE VII
FISCAL YEAR AND ACCOUNTANT
Section 1.	Fiscal Year	12
Section 2.	Accountant.	12
ARTICLE VIII
CUSTODY OF SECURITIES
Section 1.	Employment of a Custodian	13
Section 2.	Termination of Custodian Agreement	13
Section 3.	Other Arrangements	13
ARTICLE IX
INDEMNIFICATION AND INSURANCE
Section 1.	Indemnification of Officers, Directors, Employees and Agents	13
Section 2.	Insurance of Officers, Directors, Employees and Agents	14
Section 3.	Amendment	14
ARTICLE X
REPRESENTATIVE CLAIMS
Section 1.	General	14

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ARTICLE XI
AMENDMENTS
Section 1.	General	14
Section 2.	By Stockholders Only	14

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AMENDED AND RESTATED BYLAWS

OF

SPECIAL OPPORTUNITIES FUND, INC.

(A MARYLAND CORPORATION)

ARTICLE I
NAME OF CORPORATION,
LOCATION OF OFFICES AND SEAL

Section 1.                       Name.  The name of the Corporation is Special Opportunities Fund, Inc.

Section 2.                       Principal Offices.  The principal office of the Corporation in the State of Maryland shall be located in the City of Baltimore.  The Corporation may, in addition, establish and maintain such other offices and places of business as the Board of Directors may, from time to time, determine.

Section 3.                       Seal.  The corporate seal of the Corporation shall be circular in form and shall bear the name of the Corporation, the year of its incorporation, and the word “Maryland.”  The form of the seal shall be subject to alteration by the Board of Directors and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced.  Any officer or director of the Corporation shall have authority to affix the corporate seal of the Corporation to any document requiring the same.

ARTICLE II
STOCKHOLDERS

Section 1.                       Annual Meetings.  There shall be no stockholders’ meeting for the election of directors and the transaction of other proper business except as required by law or as hereinafter provided.

Section 2.                       Special Meetings.  Special meetings of stockholders may be called at any time by the Chairman of the Board, President, any Vice President, or by a majority of the Board of Directors, and shall be held at such time and place as may be stated in the notice of the meeting.

Special meetings of the stockholders may be called by the Secretary upon the written request of the holders of shares entitled to vote a majority of all the votes entitled to be cast at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the stockholders requesting such meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders.

Section 3.                       Notice of Meetings.  The Secretary shall cause notice of the place, date and hour, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, to be mailed, postage prepaid, not less than ten nor more than ninety days before the date of the meeting, to each stockholder entitled to vote at such meeting at his or her address as it appears on the records of the Corporation at the time of such mailing.  Notice shall be deemed to be given when deposited in the United States mail addressed to the stockholders as aforesaid.  Notice of any stockholders’ meeting need not be given to any stockholder who shall sign a written waiver of such notice whether before or after the time of such meeting, or to any stockholder who is present at such meeting in person or by proxy.  Notice of adjournment of a stockholders’ meeting to another time or place need not be given if such time and place are announced at the meeting.  Irregularities in the notice of any meeting to, or the non-receipt of any such notice by, any of the stockholders shall not invalidate any action otherwise properly taken by or at any such meeting.

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Section 4.                       Quorum and Adjournment of Meetings.  The presence at any stockholders’ meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes shall be necessary and sufficient to constitute a quorum for the transaction of business.  Subject to the rules established by the Chairman of the stockholders’ meeting, in the absence of a quorum, the holders of a majority of shares entitled to vote at the meeting and present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of such meeting may adjourn the meeting without determining the date of the new meeting or from time to time without further notice to a date not more than 120 days after the original record date.  Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

Section 5.                       Voting and Inspectors.  Except as otherwise provided in the Articles of Incorporation or by applicable law, at each stockholders’ meeting each stockholder shall be entitled to one vote for each share of stock of the Corporation validly issued and outstanding and registered in his or her name on the books of the Corporation on the record date fixed in accordance with Section 5 of Article VI hereof, either in person or by proxy appointed by instrument in writing subscribed by such stockholder or his or her duly authorized attorney, except that no shares held by the Corporation shall be entitled to a vote.  If no record date has been fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be the later of the close of business on the day on which notice of the meeting is mailed or the thirtieth day before the meeting, or, if notice is waived by all stockholders, at the close of business on the tenth day next preceding the day on which the meeting is held.

Except as otherwise provided in the Articles of Incorporation or these Bylaws or as required by provisions of the Investment Company Act of 1940, as amended (“1940 Act”), all matters shall be decided by a vote of the majority of the votes validly cast.  The vote upon any question shall be by ballot whenever requested by any person entitled to vote, but, unless such a request is made, voting may be conducted in any way approved by the meeting.

At any meeting at which there is an election of Directors, the chairman of the meeting may, and upon the request of the holders of ten percent of the stock entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath or affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall, after the election, make a certificate of the result of the vote taken.  No candidate for the office of Director shall be appointed as an inspector.

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Section 6.                       Validity of Proxies.  The right to vote by proxy shall exist only if the proxy is authorized to act by (1) a written instrument dated not more than eleven months prior to the meeting and executed either by the stockholder or by his or her duly authorized attorney in fact (who may be so authorized by a writing or by any non-written means permitted by the laws of the State of Maryland) or (2) such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Directors.  All proxies shall be delivered to the Secretary of the Corporation or to the person acting as Secretary of the meeting before being voted, who shall decide all questions concerning qualification of voters, the validity of proxies, and the acceptance or rejection of votes.  If inspectors of election have been appointed by the chairman of the meeting, such inspectors shall decide all such questions.  A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Corporation receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise.

Section 7.                       Stock Ledger and List of Stockholders.  It shall be the duty of the Secretary or Assistant Secretary of the Corporation to cause an original or duplicate stock ledger to be maintained at the office of the Corporation’s transfer agent.  Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.  Any one or more persons, each of whom has been a stockholder of record of the Corporation for more than six months next preceding such request, who owns in the aggregate 5% or more of the outstanding capital stock of the Corporation, may submit (unless the Corporation at the time of the request maintains a duplicate stock ledger at its principal office in Maryland) a written request to any officer of the Corporation or its resident agent in Maryland for a list of the stockholders of the Corporation.  Within 20 days after such a request, there shall be prepared and filed at the Corporation’s principal office in Maryland a list containing the names and addresses of all stockholders of the Corporation and the number of shares of each class held by each stockholder, certified as correct by an officer of the Corporation, by its stock transfer agent, or by its registrar.

Section 8.                       Action Without Meeting.  Any action required or permitted to be taken by stockholders at a meeting of stockholders may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Such consent shall be treated for all purposes as a vote at the meeting.

Section 9.                       Nomination.  Subject to the rights of holders of any class or series of stock having a preference over the Corporation’s common stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder who is entitled to vote for the election of directors.  However, any such stockholder may nominate a director only by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation, and received by the Secretary not less than (i) with respect to any nomination to be introduced at an annual meeting of stockholders, thirty days in advance of the anniversary of the date the Corporation’s proxy statement was first released to stockholders in connection with the previous year’s annual meeting, and (ii) with respect to any nomination to be introduced at a special meeting of stockholders, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.  Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record or beneficial owner of stock of the Corporation entitled to vote at such meeting (together with such proof thereof as would meet the requirements for proposals that are to be included in the Corporation’s proxy statements pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor to such Rule) and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice.  The chairperson of the meeting may refuse to acknowledge a nomination by any stockholder that is not made in compliance with the foregoing procedure.

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Section 10.                     Stockholder Proposal.  Any stockholder who is entitled to vote in the election of directors may submit to the Board of Directors proposals to be considered for submission to the stockholders of the Corporation for their vote.  The introduction of any stockholder proposal that the Board of Directors decides should be voted on by the stockholders of the Corporation, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation, and received by the Secretary not less than (i) with respect to any proposal to be introduced at an annual meeting of stockholders, thirty days in advance of the anniversary of the date the Corporation’s proxy statement was first released to stockholders in connection with the previous year’s annual meeting, and (ii) with respect to any proposal to be introduced at a special meeting of stockholders, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.  Each such notice shall set forth: (a) the proposal to be introduced; (b) the name and address of the stockholder who intends to make the proposal; (c) a representation that the stockholder is a holder of record or beneficial owner of stock of the Corporation entitled to vote at such meeting (together with such proof thereof as would meet the requirements for proposals that are to be included in the Corporation’s proxy statements pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor to such Rule) and intends to appear in person or by proxy at the meeting to introduce the proposal or proposals, specified in the notice; and (d) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice.  The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedure.

Section 11.                     Organization.  At every meeting of stockholders, the Chairman of the Board, if there be one, shall conduct the meeting or, in the case of vacancy in the office or absence of the Chairman of the Board, one of the following present shall conduct the meeting in the order stated:  the Vice Chairman, if there be one, the President, Vice Presidents, in their order of rank and seniority, or, in the absence of such Director or officers, a Chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as Chairman, and the Secretary, or in his or her absence, an assistant secretary, or in the absence of both the Secretary and assistant secretaries, a person appointed by the Chairman shall act as Secretary of the meeting.  The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the Chairman of the meeting.  The Chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such Chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such persons as the Chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on any such matter, their duly authorized proxies or other such persons as the Chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; and (f) recessing or adjourning the meeting to a later date, time and place announced by the Chairman of the meeting.  Unless otherwise determined by the Chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

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ARTICLE III
BOARD OF DIRECTORS

Section 1.                       Powers.  Except as otherwise provided by operation of law, by the Articles of Incorporation, or by these Bylaws, the business and affairs of the Corporation shall be managed under the direction of and all the powers of the Corporation shall be exercised by or under authority of its Board of Directors.

Section 2.                       Number and Term of Directors.  Except for the initial Board of Directors, the Board of Directors shall consist of not fewer than three nor more than fifteen Directors, as specified by a resolution of a majority of the entire Board of Directors and at least one member of the Board of Directors shall be a person who is not an “interested person” of the Corporation, as that term is defined in the 1940 Act.  All other directors may be interested persons of the Corporation if the requirements of Section 10(d) of the 1940 Act are met by the Corporation and its investment adviser.  Directors need not be stockholders of the Corporation.  All acts done at any meeting of the Directors or by any person acting as Director, so long as his or her successor shall not have been duly elected or appointed, shall, notwithstanding that it be afterwards discovered that there was some defect in the election of the Directors or of such person acting as a Director or that they or any of them were disqualified, be as valid as if the Directors or such other person, as the case may be, had been duly elected and were or was qualified to be Directors or a Director of the Corporation.  Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 3.                       Election.  At the first annual meeting of stockholders, Directors shall be elected by vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon.  Thereafter, except as otherwise provided in these Bylaws, the Directors shall be elected by the stockholders at a meeting held on a date fixed by the board of Directors.  A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

Section 4.                       Vacancies and Newly Created Directorships.  If any vacancies shall occur in the Board of Directors by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies (if not previously filled by the stockholders) may be filled by a majority of the Directors then in office, although less than a quorum, except that a newly created Directorship may be filled only by a majority vote of the entire Board of Directors, provided, however, that if the stockholders of any class of the Corporation’s capital stock are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class (if any) may fill any vacancy among the number of directors elected by that class; provided further, however, that, at any time that there are stockholders of the Corporation, immediately after filling such vacancy at least two-thirds (2/3) of the Directors then holding office shall have been elected to such office by the stockholders of the Corporation.  In the event that at any time, other than the time preceding the first annual stockholders’ meeting, less than a majority of the Directors of the Corporation holding office at that time were elected by the stockholders, a meeting of the stockholders shall be held promptly and in any event within sixty days for the purpose of electing Directors to fill any existing vacancies in the Board of Directors, unless the Securities and Exchange Commission shall by order extend such period.

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Section 5.                       Removal.  At any stockholders’ meeting duly called, provided a quorum is present, the stockholders may remove any director from office (either with or without cause) and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed director or directors.  A majority of all votes represented at a meeting is sufficient to remove a Director for cause.

Section 6.                       Chairman of the Board.  The Board of Directors may, but shall not be required to, elect a Chairman of the Board.  Any Chairman of the Board shall be elected from among the Directors of the Corporation and may hold such office only so long as he or she continues to be a Director.  The Chairman, if any, shall preside at all stockholders’ meetings and at all meetings of the Board of Directors, and may be ex officio a member of all committees of the Board of Directors.  The Chairman, if any, shall have such powers and perform such duties as may be assigned from time to time by the Board of Directors.

Section 7.                       Annual and Regular Meetings.  The annual meeting of the Board of Directors for choosing officers and transacting other proper business shall be held at such other time and place as the Board may determine.  The Board of Directors from time to time may provide by resolution for the holding of regular meetings and fix their time and place within or outside the State of Maryland.  Except as otherwise provided in the 1940 Act, notice of such annual and regular meetings need not be given, provided that notice of any change in the time or place of such meetings shall be sent promptly to each Director not present at the meeting at which such change was made, in the manner provided for notice of special meetings.  Except as otherwise provided under the 1940 Act, members of the Board of Directors or any committee designated thereby may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment that allows all persons participating in the meeting to hear each other at the same time.

Section 8.                       Special Meetings.  Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the President (or, in the absence or disability of the President, by any Vice President), the Treasurer or by two or more Directors, at the time and place (within or without the State of Maryland) specified in the respective notice or waivers of notice of such meetings.  Notice of special meetings, stating the time and place, shall be (1) mailed to each Director at his or her residence or regular place of business at least three days before the day on which a special meeting is to be held or (2) delivered to him or her personally or transmitted to him or her by telegraph, telecopy, telex, cable or wireless at least one day before the meeting.

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Section 9.                       Waiver of Notice.  No notice of any meeting need be given to any Director who is present at the meeting or who waives notice of such meeting in writing (which waiver shall be filed with the records of such meeting), either before or after the time of the meeting.

Section 10.                     Quorum and Voting.  At all meetings of the Board of Directors, the presence of one half or more of the number of Directors then in office shall constitute a quorum for the transaction of business, provided that there shall be present at least two directors.  In the absence of a quorum, a majority of the Directors present may adjourn the meeting, from time to time, until a quorum shall be present.  The action of a majority of the Directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless concurrence of a greater proportion is required for such action by law, by the Articles of Incorporation or by these Bylaws.

Section 11.                     Action Without a Meetings.  Except as otherwise provided under the 1940 Act, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent to such action is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

Section 12.                     Compensation of Directors.  Directors shall be entitled to receive such compensation from the Corporation for their services as may from time to time be determined by resolution of the Board of Directors.

ARTICLE IV
COMMITTEES

Section 1.                       Organization.  By resolution adopted by the Board of Directors, the Board may designate one or more committees of the Board of Directors, including an Executive Committee.  The Chairmen of such committees shall be elected by the Board of Directors.  Each committee must be comprised of two or more members, each of whom must be a Director and shall hold committee membership at the pleasure of the Board.  The Board of Directors shall have the power at any time to change the members of such committees and to fill vacancies in the committees.  The Board may delegate to these committees any of its powers, except the power to declare a dividend or distribution on stock, authorize the issuance of stock, recommend to stockholders any action requiring stockholders’ approval, amend these Bylaws, approve any merger or share exchange which does not require stockholder approval, approve or terminate any contract with an “investment adviser” or “principal underwriter,” as those terms are defined in the 1940 Act, or to take any other action required by the 1940 Act to be taken by the Board of Directors.

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Section 2.                       Executive Committee.  Unless otherwise provided by resolution of the Board of Directors, when the Board of Directors is not in session, the Executive Committee, if one is designated by the Board, shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the Corporation that may lawfully be exercised by an Executive Committee.  The President shall automatically be a member of the Executive Committee.

Section 3.                       Proceedings and Quorum.  In the absence of an appropriate resolution of the Board of Directors, each committee may adopt such rules and regulations governing its proceedings, quorum and manner of acting as it shall deem proper and desirable.  In the event any member of any committee is absent from any meeting, the members thereof present at the meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member.

Section 4.                       Other Committees.  The Board of Directors may appoint other committees, each consisting of one or more persons, who need not be Directors.  Each such committee shall have such powers and perform such duties as may be assigned to it from time to time by the Board of Directors, but shall not exercise any power which may lawfully be exercised only by the Board of Directors or a committee thereof.

ARTICLE V
OFFICERS

Section 1.                       General.  The officers of the Corporation shall be a President, a Chairman, a Chief Financial Officer, a Secretary, and a Treasurer, and may include one or more Vice Presidents, Assistant Secretaries or Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 10 of this Article.

Section 2.                       Election, Tenure and Qualifications.  The officers of the Corporation, except those appointed as provided in Section 10 of this Article V, shall be elected by the Board of Directors at its first meeting or such subsequent meetings as shall be held prior to its first annual meeting, and thereafter annually at its annual meeting.  If any officers are not elected at any annual meeting, such officers may be elected at any subsequent regular or special meeting of the Board.  Except as otherwise provided in this Article V, each officer elected by the Board of Directors shall hold office until the next annual meeting of the Board of Directors and until his or her successor shall have been elected and qualified.  Any person may hold one or more offices of the Corporation except that no one person may serve concurrently as both President and Vice President.  A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.  No officer need be a Director.

Section 3.                       Vacancies and Newly Created Officers.  If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification or other cause, or if any new office shall be created, such vacancies or newly created offices may be filled by the Board of Directors at any regular or special meeting or, in the case of any office created pursuant to Section 9 hereof, by any officer upon whom such power shall have been conferred by the Board of Directors.

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Section 4.                       Removal and Resignation.  Any officer may be removed from office by the vote of a majority of the members of the Board of Directors given at a regular meeting or any special meeting called for such purpose, if the Board has determined the best interests of the Corporation will be served by removal of that officer.  Any officer may resign from office at any time by delivering a written resignation to the Board of Directors, the President, the Secretary, or any Assistant Secretary.  Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 5.                       President.  The President shall be the chief executive officer of the Corporation and, in the absence of the Chairman of the Board or if no Chairman of the Board has been elected, shall preside at all stockholders’ meetings and at all meetings of the Board of Directors and shall in general exercise the powers and perform the duties of the Chairman of the Board.  Subject to the supervision of the Board of Directors, the President shall have general charge of the business, affairs and property of the Corporation and general supervision over its officers, employees and agents.  Except as the Board of Directors may otherwise order, the President may sign in the name and on behalf of the Corporation all deeds, bonds, contracts, or agreements.  The President shall exercise such other powers and perform such other duties as from time to time may be assigned by the Board of Directors.

Section 6.                       Chief Financial Officer.  The Chief Financial Officer shall be the principal financial and accounting officer of the Corporation and shall have general charge of the finances and books of account of the Corporation.  Except as otherwise provided by the Board of Directors, the Chief Financial Officer shall have general supervision of the funds and property of the Corporation and of the performance by the Custodian of its duties with respect thereto.  The Chief Financial Officer shall render to the Board of Directors, whenever directed by the Board, an account of the financial condition of the Corporation and of all transactions as Chief Financial Officer; and as soon as possible after the close of each financial year the Chief Financial Officer shall make and submit to the Board of Directors a like report for such financial year.  The Chief Financial Officer shall perform all acts incidental to the office of Chief Financial Officer, subject to the control of the Board of Directors.

Section 7.                       Vice President.  The Board of Directors may from time to time elect one or more Vice Presidents who shall have such powers and perform such duties as from time to time may be assigned to them by the Board of Directors or the President.  At the request of, or in the absence or in the event of the disability of, the President, the Vice President (or, if there are two or more Vice Presidents, then the senior of the Vice Presidents present and able to act) may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 8.                       Treasurer and Assistant Treasurers.  The Treasurer shall perform such duties and have powers as are usually incident to the office of Treasurer or which may be assigned to him by the Chief Financial Officer, the President or the Board of Directors.  At the request of, or in the absence or in the event of the disability of, the Chief Financial Officer, the Treasurer may perform all the duties of the Chief Financial Officer and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Financial Officer.

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Any Assistant Treasurer may perform such duties of the Treasurer as the Treasurer or the Board of Directors may assign, and, in the absence of the Treasurer, may perform all the duties of the Treasurer.

Section 9.                       Secretary and Assistant Secretaries.  The Secretary shall attend to the giving and serving of all notices of the Corporation and shall record all proceedings of the meetings of the stockholders and Directors in books to be kept for that purpose.  The Secretary shall keep in safe custody the seal of the Corporation, and shall have responsibility for the records of the Corporation, including the stock books and such other books and papers as the Board of Directors may direct and such books, reports, certificates and other documents required by law to be kept, all of which shall at all reasonable times be open to inspection by any Director.  The Secretary shall perform such other duties which appertain to this office or as may be required by the Board of Directors.

Any Assistant Secretary may perform such duties of the Secretary as the Secretary or the Board of Directors may assign, and, in the absence of the Secretary, may perform all the duties of the Secretary.

Section 10.                     Subordinate Officers.  The Board of Directors from time to time may appoint such other officers and agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Board of Directors may determine.  The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.  Any officer or agent appointed in accordance with the provisions of this Section 10 may be removed, either with or without cause, by any officer upon whom such power of removal shall have been conferred by the Board of Directors.

Section 11.                     Remuneration.  The salaries or other compensation of the officers of the Corporation shall be fixed from time to time by resolution of the Board of Directors in the manner provided by Section 10 of Article III, except that the Board of Directors may by resolution delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 10 of this Article V.

Section 12.                     Surety Bond.  The Board of Directors may require any officer or agent of the Corporation to execute a bond (including, without limitation, any bond required by the 1940 Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder) to the Corporation in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his or her duties to the Corporation, including responsibility for negligence and for the accounting of any of the Corporation’s property, funds or securities that may come into his or her hands.

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ARTICLE VI
CAPITAL STOCK

Section 1.                       Certificates of Stock.  The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the Board of Directors may from time to time authorize, provided, however, the Board of Directors may, in its discretion, authorize the issuance of non-certificated shares.  No certificate shall be valid unless it is signed by the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation and sealed with the seal of the Corporation, or bears the facsimile signatures of such officers and a facsimile of such seal.  In case any officer who shall have signed any such certificate, or whose facsimile signature has been placed thereon, shall cease to be such an officer (because of death, resignation or otherwise) before such certificate is issued, such certificate may be issued and delivered by the Corporation with the same effect as if he or she were such officer at the date of issue.

In the event that the Board of Directors authorizes the issuance of non-certificated shares of stock, the Board of Directors may, in its discretion and at any time, discontinue the issuance of share certificates and may, by written notice to the registered owners of each certificated share, require the surrender of share certificates to the Corporation for cancellation.  Such surrender and cancellation shall not affect the ownership of shares of the Corporation.

Section 2.                       Transfer of Shares.  Shares of the Corporation shall be transferable on the books of the Corporation by the holder of record thereof in person or by his or her duly authorized attorney or legal representative (i) upon surrender and cancellation of a certificate or certificates for the same number of shares of the same class, duly endorsed or accompanied by proper instruments of assignment and transfer, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require, or (ii) as otherwise prescribed by the Board of Directors.  The shares of stock of the Corporation may be freely transferred, and the Board of Directors may, from time to time, adopt rules and regulations with reference to the method of transfer of the shares of stock of the Corporation.  The Corporation shall be entitled to treat the holder of record of any share of stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law or the statutes of the State of Maryland.

Section 3.                       Stock-Ledgers.  The stock ledgers of the Corporation, containing the names and addresses of the stockholders and the number of shares held by them respectively, shall be kept at the principal offices of the Corporation or, if the Corporation employs a transfer agent, at the offices of the transfer agent of the Corporation.

Section 4.                       Transfer Agents and Registrars.  The Board of Directors may from time to time appoint or remove transfer agents and registrars of transfers for shares of stock of the Corporation, and it may appoint the same person as both transfer agent and registrar.  Upon any such appointment being made, all certificates representing shares of capital stock thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars or by both and shall not be valid unless so countersigned.  If the same person shall be both transfer agent and registrar, only one countersignature by such person shall be required.

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Section 5.                       Fixing of Record Date.  The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any stockholders’ meeting or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, provided that (1) such record date shall be within ninety days prior to the date on which the particular action requiring such determination will be taken; (2) the transfer books shall not be closed for a period longer than twenty days; and (3) in the case of a meeting of stockholders, the record date shall be at least ten days before the date of the meeting.

Section 6.                       Lost, Stolen or Destroyed Certificates.  Before issuing a new certificate for stock of the Corporation alleged to have been lost, stolen or destroyed, the Board of Directors or any officer authorized by the Board may, in its discretion, require the owner of the lost, stolen or destroyed certificate (or his or her legal representative) to give the Corporation a bond or other indemnity, in such form and in such amount as the Board or any such officer may direct and with such surety or sureties as may be satisfactory to the Board of any such officer, sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII
FISCAL YEAR AND ACCOUNTANT

Section 1.                       Fiscal Year.  The fiscal year of the Corporation shall end on such date in each year as the Board of Directors shall from time to time determine.

Section 2.                       Accountant.

A. The Corporation shall employ an independent public accountant or a firm of independent public accountants as its Accountant to examine the accounts of the Corporation and to sign and certify financial statements filed by the Corporation.  The Accountant’s certificates and reports shall be addressed both to the Board of Directors and to the stockholders.  The employment of the Accountant shall be conditioned upon the right of the Corporation to terminate the employment forthwith without any penalty by vote of a majority of the outstanding voting securities at any stockholders’ meeting called for that purpose.

B. A majority of the members of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Corporation shall select the Accountant at any meeting held within thirty days before or after the beginning of the fiscal year of the Corporation or before the annual stockholders’ meeting in that year.  The selection shall be submitted for ratification or rejection at the next succeeding annual stockholders’ meeting.  If the selection is rejected at that meeting, the Accountant shall be selected by majority vote of the Corporation’s outstanding voting securities, either at the meeting at which the rejection occurred or at a subsequent meeting of stockholders called for the purpose of selecting an Accountant.

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C. Any vacancy occurring between annual meetings due to the resignation of the Accountant may be filled by the vote of a majority of the members of the Board of Directors who are not interested persons.

ARTICLE VIII
CUSTODY OF SECURITIES

Section 1.                       Employment of a Custodian.  The Corporation shall place and at all times maintain in the custody of a Custodian (including any sub-custodian for the Custodian) all funds, securities and similar investments owned by the Corporation.  The Custodian (and any sub-custodian) shall be a bank or trust company of good standing having an aggregate capital, surplus, and undivided profits not less than fifty million dollars ($50,000,000) or such other financial institution or other entity as shall be permitted by rule or order of the Securities and Exchange Commission.  The Custodian shall be appointed from time to time by the Board of Directors, which shall fix its remuneration.

Section 2.                       Termination of Custodian Agreement.  Upon termination of the agreement for services with the Custodian or inability of the Custodian to continue to serve, the Board of Directors shall promptly appoint a successor Custodian, but in the event that no successor Custodian can be found who has the required qualifications and is willing to serve, the Board of Directors shall call as promptly as possible a special meeting of the stockholders to determine whether the Corporation shall function without a Custodian or shall be liquidated.  If so directed by resolution of the Board of Directors or by vote of the holders of a majority of the outstanding shares of stock of the Corporation, the Custodian shall deliver and pay over all property of the Corporation held by it as specified in such vote.

Section 3.                       Other Arrangements.  The Corporation may make such other arrangements for the custody of its assets (including deposit arrangements) as may be required by any applicable law, rule or regulation.

ARTICLE IX
INDEMNIFICATION AND INSURANCE

Section 1.                       Indemnification of Officers, Directors, Employees and Agents.  The Corporation shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the full extent provided and allowed by Section 2-418 of the Annotated Corporations and Associations Code of Maryland concerning corporations, as amended from time to time or any other applicable provisions of law.  Notwithstanding anything herein to the contrary, no director, officer, investment adviser or principal underwriter of the Corporation shall be indemnified in violation of Sections 17(h) and (i) of the 1940 Act.  Expenses incurred by any such person in defending any proceeding to which he or she is a party by reason of service in the above-referenced capacities shall be paid in advance unless a majority of the non-interested non-party directors reasonably finds such person has acted in willful malfeasance, bad faith, gross negligence or reckless disregard of his or her duties to the Corporation, or reimbursed by the Corporation to the full extent permitted by law, including Sections 17(h) and (i) of the 1940 Act.

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Section 2.                       Insurance of Officers, Directors, Employees and Agents.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against that person and incurred by that person in or arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

Section 3.                       Amendment.  No amendment, alteration or repeal of this Article or the adoption, alteration or amendment of any other provision of the Articles of Incorporation or Bylaws inconsistent with this Article shall adversely affect any right or protection of any person under this Article with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.

ARTICLE X
REPRESENTATIVE CLAIMS

Section 1.                      General.  Except where a private right of action at a lower threshold than that required by this By-Law is expressly authorized by applicable statute, a current or prior stockholder or group of stockholders (collectively, a “Claiming Stockholder”) may not initiate a claim in a court of law on behalf of (1) the Corporation and/or (2) any class of current and/or prior stockholders against the Corporation and/or against any director and/or officer of the Corporation in his or her official capacity, unless the Claiming Stockholder, no later than the date the claim is asserted, delivers to the Corporation written consents by beneficial stockholders owning at least 3% of the outstanding shares of the Corporation as of (i) the date the claim was discovered (or should have been discovered) by the Claiming Stockholder or (ii) if on behalf of a class consisting only of prior stockholders, the last date on which a stockholder must have held shares to be included in the class.

ARTICLE XI
AMENDMENTS

Section 1.                       General.  Except as provided in Section 2 of this Article X, all Bylaws of the Corporation whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new Bylaws may be made by the affirmative vote of either: (1) the holders of record of a majority of the outstanding shares of stock of the Corporation entitled to vote, at any annual or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new Bylaw or by consent; or (2) a majority of the Directors, at any regular or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new Bylaw.

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Section 2.                       By Stockholders Only.  No amendment of any section of these Bylaws shall be made except by the stockholders of the Corporation if the Bylaws provide that such section may not be amended, altered or repealed except by the stockholders.  From and after the issue or any shares of the capital stock of the Corporation, no amendment, alteration or repeal of this Article X shall be made except by the affirmative vote of the holders of either: (a) more than two-thirds of the Corporation’s outstanding shares present at a meeting at which the holders of more than fifty percent of the outstanding shares are present in person or by proxy, or (b) more than fifty percent of the Corporation’s outstanding shares.

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